SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2008
Date of Report (Date of earliest event reported)

____________________________

UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ  08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On April 24, 2008, the Registrant issued a press release announcing the declaration of a stock dividend of 5 percent, payable on June 27, 2008 to shareholders of record as of June 13, 2008.  The full text of the press release is attached hereto as Exhibit 99.1 with this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by the Registrant on April 24, 2008

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

	By:	/s/ Alan J. Bedner, Jr.
Alan J. Bedner EVP and Chief Financial Officer
Date: April 25, 2008

EXHIBIT INDEX

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by the Registrant on April 24, 2008